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CONTACT: SHERYL WILLIAMS
         610-738-6493

FOR IMMEDIATE RELEASE

                    Cephalon Reports No Benefit from PROVIGIL
                          in Study of Adults with ADHD

            PLANS FOR LABEL EXPANSION INTO OTHER INDICATIONS ON TRACK

         West Chester, PA - July 31, 2000 - Cephalon, Inc. (NASDAQ: CEPH) today announced that a clinical study of PROVIGIL-Registered Trademark- (modafinil) Tablets [C-IV] in adults with attention deficit hyperactivity disorder (ADHD) showed that compared to placebo PROVIGIL therapy showed no benefit in reducing the symptoms of ADHD, as measured by the DSM-IV ADHD Rating Scale. The 113-patient, double-blind, placebo-controlled trial compared the safety and efficacy of 100 mg and 400 mg doses of PROVIGIL to a placebo. PROVIGIL was generally well-tolerated.

         Cephalon chairman and chief executive officer Frank Baldino, Jr., Ph.D., stated: "While we are disappointed with the results of this study, we feel fortunate that three out of four studies with PROVIGIL reported this year - excessive sleepiness associated with obstructive sleep apnea and shift work and fatigue associated with multiple sclerosis - have been positive. The company is on plan to pursue label expansion of PROVIGIL in the areas of excessive sleepiness and fatigue. In the meantime, PROVIGIL prescriptions have been growing steadily this year and interest among clinicians in evaluating the drug for other indications is high."

         PROVIGIL is marketed in the United States, the United Kingdom, Austria, Ireland and Italy for the treatment of narcolepsy or the excessive daytime sleepiness associated with narcolepsy. The drug was approved by the Food and Drug Administration in 1998 as a once-a-day therapy to improve wakefulness in patients experiencing excessive daytime sleepiness associated with narcolepsy. The most frequently reported adverse events observed in clinical trials for narcolepsy were headache, nausea, nervousness, anxiety, infections and insomnia.

         Dr. Baldino will provide a clinical update on PROVIGIL with analysts and investors on a conference call today beginning at 10:00 am EDT. To participate in the call, dial 1-719-457-2622 and refer to Conference Code Number 869516.

         CEPHALON, INC., HEADQUARTERED IN WEST CHESTER, PENNSYLVANIA, IS AN INTERNATIONAL BIOPHARMACEUTICAL COMPANY DEDICATED TO THE DISCOVERY, DEVELOPMENT AND MARKETING OF PRODUCTS TO TREAT SLEEP DISORDERS, NEUROLOGICAL DISORDERS AND CANCER.

                                  - CONTINUE -


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Cephalon Reports No Benefit from PROVIGIL
IN STUDY OF ADULTS WITH ADHD
PAGE 2


         IN ADDITION TO HISTORICAL FACTS OR STATEMENTS OF CURRENT CONDITION, THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS PROVIDE CEPHALON'S CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. THESE MAY INCLUDE STATEMENTS REGARDING ANTICIPATED SCIENTIFIC PROGRESS ON ITS RESEARCH PROGRAMS, DEVELOPMENT OF POTENTIAL PHARMACEUTICAL PRODUCTS, INTERPRETATION OF CLINICAL RESULTS, PROSPECTS FOR REGULATORY APPROVAL, MANUFACTURING DEVELOPMENT AND CAPABILITIES, MARKET PROSPECTS FOR ITS PRODUCTS, SALES AND EARNINGS PROJECTIONS, AND OTHER STATEMENTS REGARDING MATTERS THAT ARE NOT HISTORICAL FACTS. YOU MAY IDENTIFY SOME OF THESE FORWARD-LOOKING STATEMENTS BY THE USE OF WORDS IN THE STATEMENTS SUCH AS "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE" OR OTHER WORDS AND TERMS OF SIMILAR MEANING. CEPHALON'S PERFORMANCE AND FINANCIAL RESULTS COULD DIFFER MATERIALLY FROM THOSE REFLECTED IN THESE FORWARD-LOOKING STATEMENTS DUE TO GENERAL FINANCIAL, ECONOMIC, REGULATORY AND POLITICAL CONDITIONS AFFECTING THE BIOTECHNOLOGY AND PHARMACEUTICAL INDUSTRIES AS WELL AS MORE SPECIFIC RISKS AND UNCERTAINTIES SUCH AS THOSE SET FORTH BELOW AND IN ITS REPORTS ON FORM 8-K, 10-Q AND 10-K FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. GIVEN THESE RISKS AND UNCERTAINTIES, ANY OR ALL OF THESE FORWARD-LOOKING STATEMENTS MAY PROVE TO BE INCORRECT. THEREFORE, YOU SHOULD NOT RELY ON ANY SUCH FACTORS OR FORWARD-LOOKING STATEMENTS. FURTHERMORE, CEPHALON DOES NOT INTEND (AND IT IS NOT OBLIGATED) TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS. THIS DISCUSSION IS PERMITTED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

         NOTE: CEPHALON'S PRESS RELEASES ARE POSTED ON THE INTERNET AT THE COMPANY'S WEB SITE AT WWW.CEPHALON.COM. THEY ARE ALSO AVAILABLE BY FAX 24 HOURS A DAY AT NO CHARGE BY CALLING PR NEWSWIRE'S COMPANY NEWS ON-CALL AT 800-758-5804, EXTENSION 134563.